SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [ X ]

Filed by a party other than the registrant [ _ ]


Check the appropriate box:
[ _ ]     Preliminary proxy statement

[ _ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive proxy statement

[ _ ]  Definitive additional materials

[ _ ]  Soliciting material pursuant to Rule 14a-12


                          Berkshire Hills Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.
[ _ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

        N/A
--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transactions applies:
        N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        N/A
--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
        N/A
--------------------------------------------------------------------------------
(5)      Total fee paid:
        N/A
--------------------------------------------------------------------------------

[ _ ]  Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



(1)      Amount Previously Paid:
         N/A
--------------------------------------------------------------------------------
(2)       Form, Schedule or Registration Statement No.:
         N/A
--------------------------------------------------------------------------------
(3)      Filing Party:
         N/A
--------------------------------------------------------------------------------
(4)      Date Filed:
         N/A
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


                                 March 28, 2002


Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Berkshire Hills Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Thursday, May 2, 2002 at 10:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                               Sincerely,


                               /s/James A. Cunningham, Jr.
                               ---------------------------
                               James A. Cunningham, Jr.
                               President and Chief Executive Officer

                          Berkshire Hills Bancorp, Inc.
                                 24 North Street
                         Pittsfield, Massachusetts 01201
--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders

--------------------------------------------------------------------------------


     On Thursday, May 2, 2002, Berkshire Hills Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

     1.   The election of six directors to serve for a term of three years;

     2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2002; and

     3. The transaction of any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business scheduled to come before the meeting.

     Only stockholders of record at the close of business on March 14, 2002 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Rose A. Borotto
                              -------------------
                              Rose A. Borotto
                              Corporate Secretary


Pittsfield, Massachusetts
March 28, 2002

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                          Berkshire Hills Bancorp, Inc.
                       ----------------------------------

                                 Proxy Statement
                       ----------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company" or "Berkshire Hills") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Berkshire Bank (the "Bank"). The annual meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Thursday, May 2, 2002 at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders of record on or about March 28, 2002.

                           Voting and Proxy Procedure

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on March 14, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote.

     As of the close of business on March 14, 2002, a total of 6,273,740 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, a record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a stockholder as of the close of business on March 14, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

Voting by Proxy

     The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of Wolf & Company, P.C. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, provided such new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person by ballot. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please review the proxy card or instruction form that is provided by your broker, bank or other nominee which accompanies this proxy statement.

Participants in Berkshire Bank's ESOP

     If you participate in the Berkshire Bank Employee Stock Ownership Plan you will receive a vote authorization form which permits you to instruct the ESOP trustee how you would like the shares allocated to you under the ESOP voted on the matters presented at the annual meeting. Shares of common stock held by the ESOP which have not been allocated to participants and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the ESOP trustee is April 22, 2002.

                                 Stock Ownership

     The following table provides information as of March 14, 2002, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.


                                                       Number of Shares       Percent of Common
Name and Address                                             Owned            Stock Outstanding
--------------------                                  -------------------   ---------------------

Berkshire Bank Employee Stock Ownership Plan               613,900(1)               9.8%
24 North Street
Pittsfield, Massachusetts 01201

Berkshire Hills Foundation                                 568,427(2)               9.1
24 North Street
Pittsfield, Massachusetts 01201

DePrince, Race & Zollo, Inc.                               490,500(3)               7.8
201 South Orange Avenue, Suite 850
Orlando, Florida 32801

Private Capital Management                                 460,100(4)               7.3
8889 Pelican Bay Boulevard
Naples, Florida 34108

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of March 14, 2002, 83,954 shares had been allocated to participants' accounts and 529,946 shares remained unallocated under the ESOP.

(2) The terms of the Foundation's gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(3) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 14, 2001.

(4) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 15, 2002.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of March 14, 2002. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                              Number of               Number of Shares
                                             Shares Owned                That May Be                Percent of
                                         (Excluding Options)       Acquired Within 60 Days         Common Stock
                                             (1)(2)(3)(4)           by Exercising Options        Outstanding (5)
Name                                    ----------------------   ---------------------------   --------------------
----
Thomas O. Andrews....................         30,755                         2,302                      *
James A. Cunningham, Jr..............        109,233(6)                     27,626                   2.2%
Michael P. Daly......................         33,247                         7,674                      *
Thomas R. Dawson.....................         12,255                         2,302                      *
Henry D. Granger.....................         10,755                         2,302                      *
A. Allen Gray........................         20,845                         2,302                      *
John Kittredge.......................          7,790                         2,302                      *
Peter J. Lafayette...................         11,755(7)                      2,302                      *
Edward G. McCormick..................         15,931                         2,302                      *
Catherine B. Miller..................         16,952(8)                      2,302                      *
Michael G. Miller....................         41,442(9)                      2,302                      *
Raymond B. Murray, III...............         18,630                         2,302                      *
Louis J. Oggiani.....................          8,357(10)                     2,302                      *
Charles F. Plungis, Jr...............         25,527                         3,070                      *
Robert S. Raser......................          7,341(11)                     2,302                      *
Susan M. Santora.....................         24,443                         4,605                      *
Corydon L. Thurston..................         10,959(12)                     2,302                      *
Ann H. Trabulsi......................         16,755(13)                     2,302                      *
Robert A. Wells......................         66,242(14)                    12,278                   1.2%
William E. Williams..................         12,889(15)                     2,302                      *
Anne Everest Wojtkowski..............          7,755                         2,302                      *

All Executive Officers and
Directors as a Group (21 persons)            509,858                        92,085                   9.5%

________________________________
*Represents less than 1% of shares outstanding
(1) Includes unvested shares of restricted stock awards held in trust as part of the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan, with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Andrews, Dawson, Granger, Gray, Kittredge, Lafayette, McCormick, Miller, Murray, Oggiani, Raser, Thurston, Williams and Ms. Miller, Ms. Trabulsi and Ms. Wojtkowski, each--4,604 shares; Mr. Cunningham--61,389 shares; Mr. Daly--17,190 shares; Mr. Plungis--17,188 shares; Ms. Santora--17,188 shares; and Mr. Wells--29,467 shares.
(2) Includes shares allocated to the account of the individuals under the Berkshire Bank Employee Stock Ownership Plan, with respect to each individual has voting but not investment power as follows: Mr. Cunningham--1,607 shares; Mr. Daly--1,474 shares; Mr. Plungis--1,495 shares; Ms. Santora--1,329 shares; and Mr. Wells--1,607 shares.
(3)       Includes   shares  held  in  trust  as  part  of  the  Berkshire  Bank
          Supplemental Executive Retirement Plan, with respect to which the beneficial owner has shared voting power as follows: Mr.
          Cunningham--1,709   shares  and  Mr.  Wells--921  shares.

     (footnotes continued on following page)

(4) Includes shares held in trust in the Berkshire Bank 401(k) Plan as to which each participant has investment but not voting power as follows:
          Mr. Cunningham--25,680 shares; Mr. Daly--7,785 shares; Ms. Santora--1,628 shares; and Mr. Wells--25,680 shares.

(5) Based on 6,273,740 shares of Company common stock outstanding and entitled to vote as of March 14, 2002, plus for each person, the number of shares that such person may acquire within 60 days by exercising stock options.

(6)       Includes 500 shares held by Mr. Cunningham's child.

(7) Includes 2,460 shares held by Mr. Lafayette's spouse's individual retirement account.

(8)       Includes 1,023 shares held by Ms. Miller's spouse.

(9) Includes 512 shares held by Mr. Miller's spouse and 25,000 shares held by a corporation in which Mr. Miller shares voting power.

(10)      Includes 51 shares held by each of Mr. Oggiani's two children.

(11) Includes 405 shares held by Mr. Raser's spouse's individual retirement account.

(12)      Includes 102 shares held by each of Mr. Thurston's two children.

(13)      Includes 1,000 shares held by Ms. Trabulsi's spouse.

(14)      Includes 1,100 shares held by Mr. Wells' spouse.

(15) Includes 2,558 shares held by a corporation in which Mr. Williams shares voting power.

                       Proposal 1 -- Election of Directors

     The Company's Board of Directors consists of eighteen members. Sixteen directors are independent and two directors are officers. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Thomas O. Andrews, A. Allen Gray, Catherine B. Miller, Michael G. Miller, Louis J. Oggiani and William E. Williams, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2001. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of the Bank.

                       Nominees for Election of Directors

     The following nominees standing for election are:

     Thomas O. Andrews is the President and Chief Executive Officer of H.S. Andrews Insurance Agency, Inc. in Great Barrington, Massachusetts. Age 63. Director since 1980.

     A. Allen Gray is a vice president and general  counsel of General  Dynamics
Defense  Systems,   Inc.,  a  government   contractor   located  in  Pittsfield,
Massachusetts. Age 57. Director since 1996.

     Catherine B. Miller is a former partner and vice president of Wheeler & Taylor, Inc., an insurance agency with offices in Stockbridge, Great Barrington and Sheffield, Massachusetts. Age 60. Director since 1983.

     Michael G. Miller has served as the President of South Mountain Products, a food importer located in Pittsfield, Massachusetts since 1997. Mr. Miller was retired from 1995 until 1997. Age 59. Director since 1989.

     Louis J. Oggiani is a general practice attorney with a private office in Great Barrington, Massachusetts. Age 50. Director since 1995.

     William E. Williams is the President of W.E. Williams Paving, Inc., a company located in West Stockbridge, Massachusetts, providing all types of excavating and paving services throughout Berkshire County and surrounding areas. Mr. Williams is also a partner of Williams Leasing and Williams J.V., both of which own and hold land, located in West Stockbridge, Massachusetts. Age
50. Director since 1992.

                         Directors Continuing in Office

     The following directors have terms ending in 2003:

     James A. Cunningham, Jr. serves as the President and Chief Executive Officer of the Company and the Bank and the President of the Boards of Berkshire Hills Foundation and Greater Berkshire Foundation, Inc. Mr Cunningham was the President and Chief Executive Officer of Great Barrington Savings Bank prior to its merger with Berkshire County Savings Bank in May 1997. Age 51. Director since 1990.

     Thomas R. Dawson is a self-employed certified public accountant. Age 54. Director since 1993.

     John Kittredge is a retired vice president of Crane and Company, Inc., a paper manufacturer located in Dalton, Massachusetts. Age 73. Director since 1974.

     Peter J. Lafayette is the President of Berkshire Housing Development Corporation, a non-profit housing developing and consulting organization and the President of Berkshire Housing Services, Inc., a property management company, both of which are located in Pittsfield, Massachusetts. Age 54. Director since 1996.

     Robert S. Raser has been an account executive with the Windsor Marketing Group, a retail marketing firm located in Windsor Locks, Connecticut since January 2001. From May to November 2000, Mr. Raser was an inventory control manager with County Curtains located in Stockbridge, Massachusetts. From January 1990 to March 2000, Mr. Raser was the President of Carr Brothers Hardware Co., Inc., located in Great Barrington, Massachusetts. Age 45. Director since 1996.

     Corydon L. Thurston serves as the Executive Vice President and Chief Operating Officer of Berkshire Broadcasting Co., Inc., which owns and operates three radio stations in North Adams and Great Barrington, Massachusetts. Age 49. Director since 1988.

     The following directors have terms ending in 2004:

     Henry D. Granger is the owner of Northeast Technical Associates, Inc., a real estate appraisal firm located in Great Barrington, Massachusetts. Age 65. Director since 1985.

     Edward G. McCormick is the managing partner of the law firm of McCormick, Murtagh, Marcus & Smith, located in Great Barrington, Massachusetts. Age 54. Director since 1994.

     Raymond B. Murray, III is the President and co-owner of Ray Murray, Inc., a regional wholesale equipment distributor for propane, natural and industrial gas markets located in Lee, Massachusetts. Mr. Murray served as Vice President of Ray Murray, Inc. from 1978 until being named President in 2001. Age 55. Director since 1991.

     Robert A. Wells is the Chairman of the Board of the Company and the Bank and the Chairman of the Boards of Berkshire Hills Foundation and Greater Berkshire Foundation, Inc. Mr. Wells served as the President and Chief Executive Officer of Berkshire County Savings Bank prior to its merger with Great Barrington Savings Bank in May 1997. Age 62. Director since 1976.

     Ann H. Trabulsi is a community volunteer serving on various not-for-profit boards, including Berkshire Medical Center and Berkshire Health Systems. Age 66. Director since 1976.

     Anne Everest Wojtkowski is a professor of engineering at Berkshire Community College. Age 66. Director since 1973.

Meetings and Committees of the Board of Directors

     The Company and the Bank conduct business through meetings of their Boards of Directors and through activities of their committees. The Board of Directors of the Company and the Bank generally meet monthly and may have additional meetings as needed. During 2001, the Boards of Directors of the Company and the Bank each held 12 meetings. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during 2001, except for Mr. Kittredge.

     The Board of Directors of the Company maintains the following committees:

     Audit Committee. The Audit Committee, consisting of Messrs. Dawson, Gray, Raser and Williams, assists the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting and financial reporting and reviews compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company's independent auditors and its internal auditor and monitoring their conduct and independence. The Audit Committee met five times in 2001.

     Compensation Committee. The Compensation Committee, consisting of Messrs. Murray and Thurston, Ms. Miller and Ms. Trabulsi makes recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met three times in 2001.

     Nominating Committee. The Company's Nominating Committee for the 2002 Annual Meeting consisted of Messrs. Cunningham, Murray, Thurston and Wells and Ms. Trabulsi. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Nominating Committee will accept and consider stockholder recommendations that are made pursuant to timely written notice to the Secretary of the Company. All recommendations must include all information necessary for the Nominating Committee to fully review the qualifications and credentials of the candidate, including such candidate's satisfaction of the director qualifications set forth in the Company's bylaws. The Nominating Committee met on January 8, 2002.

Directors' Compensation

     Fees. Non-employee directors of the Bank each receive an annual retainer of $7,500 and members of the Executive Committee receive an additional $1,500. In addition, non-employee directors receive $500 for each board meeting attended, $750 for each Executive Committee meeting attended, $500 for each Community Reinvestment Act or Audit Committee meeting attended and $250 for each Trust Committee meeting attended. The Company does not pay separate fees for service on its Board of Directors.

     Incentive Plan. Under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan, which was adopted by the Company's stockholders on January 23, 2001, each non-employee director of the Company received non-statutory stock options to purchase 11,510 shares of common stock at an exercise price of $16.75, the fair market value of the common stock on the date of grant. Additionally, these non-employee directors were granted stock awards for 5,755 shares. The restricted stock awards vest and the options become exercisable in five equal annual installments commencing on January 30, 2002.

                             Executive Compensation

Summary Compensation Table

     The following information is furnished for the President and Chief Executive Officer and the four other highest paid executive officers of Berkshire Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 2001.




                                                       Annual Compensation         Long-Term Compensation
                                                -------------------------------- ------------------------
                                                                                            Awards
                                                                                    -----------------------
                                                                                                  Securities
                                                                        Other Annual   Restricted  Underlying     All Other
                                                                        ompensation  Stock Awards Options/SARs   Compensation
 Name and Position                            Year  Salary (1)  Bonus       (2)         ($)(3)        (#)             (4)
-----------------------                      ----- --------- --------- ------------ ------------------------ --------------

James A. Cunningham Jr....................    2001   $332,800   $33,280     $--       $ 1,285,345     138,127       $ 51,589
   President and  Chief Executive Officer     2000    320,000    64,000      --                --     --              99,331
                                              1999    260,400    52,080      --                --     --              68,221
Robert A. Wells...........................    2001   $250,000   $25,000     $--       $   616,969      61,390       $ 42,709
   Chairman of the Board                      2000    250,000    50,000      --                --     --             105,793
                                              1999    248,750    45,000      --                --     --              81,674
Charles F. Plungis, Jr....................    2001   $146,380   $14,638     $--       $   359,890      15,348       $ 23,967
   Senior Vice President, Treasurer and       2000    140,750    35,187      --                --     --              28,336
   Chief Financial Officer                    1999    110,775    22,155      --                --     --              16,197
Michael P. Daly...........................    2001   $144,820   $14,482     $--       $   359,924      38,369      $  66,253(5)
   Executive Vice President-Senior Loan       2000    139,250    27,850      --                --     --              78,645
   Officer                                    1999    116,601    23,320      --                --     --              12,582
Susan M. Santora..........................    2001   $130,531   $13,053     $--       $   359,890      23,021       $ 21,376
   Executive Vice President-Retail Banking    2000    125,510    25,102      --                --     --              25,738
                                              1999    109,140    32,742      --                --     --              15,543

--------------------------------------------
(1) Includes $23,750 of directors' fees for Mr. Wells for 1999. Mr. Wells no longer receives board fees.

(2) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(footnotes continued on following page)

(3)  Includes  76,737,  36,834,  21,486,  21,488 and 21,486 shares of restricted stock granted to Messrs. Cunningham, Wells, Plungis, Daly and Ms. Santora, respectively, under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan. The dollar amounts set forth in the table represent the market value of the shares on the date of grant. The restricted stock awards vest in five equal annual installments commencing on January 30, 2002, the first anniversary of the awards. When shares become vested and are distributed from the trust in which they are held, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. As of December 31, 2001, the market value of the unvested shares of restricted stock held by Messrs. Cunningham, Wells, Plungis, Daly and Ms. Santora was $1,553,924, $745,889, $435,092, $435,132, and $435,092, respectively.

(4) Details of the amounts reported in the All Other Compensation column for 2001 is provided in the table below. Split-dollar life insurance represents the economic benefit of employer-paid premiums. Berkshire Bank expects to recover all of the premium payments it made with respect to the life insurance policies purchased in connection with such arrangements.



                                                          Mr.          Mr.          Mr.          Mr.          Ms.
Item                                                   Cunningham     Wells       Plungis        Daly       Santora
----                                                  ------------- ------------ ------------ ------------ ------------
Employer contribution to 401(k) plan.............       $10,538     $  9,058     $  9,346     $  9,246     $  8,335
Market value of allocations under the employee
   stock ownership plan..........................        16,889       16,889       14,621       14,459       13,041
Market value of allocations under the supplemental
   executive retirement plan.....................        15,836        7,513           --           --           --
Split-dollar life insurance......................         8,326        9,249           --           --           --
                                                        -------      -------     --------     --------     --------
         Total...................................       $51,589      $42,709      $23,967      $23,705      $21,376

(5)  Also consists of $42,548 in educational benefits.

Employment Agreements

     Berkshire Bank and Berkshire Hills maintain employment agreements with Messrs. Cunningham, Wells, Daly, Plungis and Ms. Santora. The employment agreements are intended to ensure that Berkshire Bank and Berkshire Hills will be able to maintain a stable and competent management base. The continued success of Berkshire Bank and Berkshire Hills depends to a significant degree on the skills and competence of these officers.

     The employment agreements provide for three-year terms that automatically extend daily unless the Board of Directors or the executive gives the other party written notice of non-renewal. The employment agreements provide for base salaries for Messrs. Cunningham, Wells, Plungis, Daly and Ms. Santora of $332,800, $250,000, $146,380, $144,820 and $130,531, respectively, which are reviewed by the Board of Directors at least annually. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel.

     The employment agreements provide for termination by Berkshire Bank or Berkshire Hills for cause, as defined in the employment agreements, at any time. If Berkshire Bank or Berkshire Hills chooses to terminate an executive's employment for reasons other than for cause, or if an executive resigns from Berkshire Bank or Berkshire Hills after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments, including amounts related to stock-based compensation, due for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of Berkshire Bank and Berkshire Hills during the remaining term of the employment agreement. Berkshire Bank and Berkshire Hills would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive's employment under these circumstances, the executive must adhere to a one year non-competition restriction.

     Under the employment agreements, if voluntary (upon circumstances discussed in the agreements) or involuntary termination follows a change in control of Berkshire Bank or Berkshire Hills, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of the executive's compensation for the five preceding taxable years. Berkshire Bank and Berkshire Hills would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Berkshire Bank and Berkshire Hills employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive a certain tax indemnification payment if payments under the employment agreements trigger liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's average compensation over that preceding five-year period.

     Payments to the executive under the Bank's employment agreement are guaranteed by Berkshire Hills if payments or benefits are not paid by the Bank. Payment under Berkshire Hills' employment agreement would be made by Berkshire Hills. All reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreements will be paid by Berkshire Bank or Berkshire Hills, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Berkshire Bank and Berkshire Hills will indemnify the executive to the fullest extent legally allowable.

Pension Plan

     On January 24, 2001, the Board of Directors of Berkshire Bank voted to terminate the Bank's defined benefit pension plan, a non-contributory qualified retirement plan for eligible employees from the Savings Banks Employee Retirement Association (the "Plan"). In connection with the termination of the Plan, the Bank's Board of Directors also voted to cease the accrual of pension benefits, effective February 28, 2001. Final Plan termination was approved by the Internal Revenue Service on March 31, 2001.

     As a result of the termination of the Plan, eligible employees were offered a lump sum payment equal to the value of their benefits under the Plan. In addition, the surplus of the Plan was used to enhance benefits of eligible employees. If these eligible employees did not roll over these benefits into other pension vehicles, they were subject to significant tax penalties. Settlements and enhancements for all employees were paid between December 4 and December 6, 2001.

     The following are the settlements and enhancements for the named executive officers:


Name                                  Basic Value    Enhancement   Total
                                      ------------  ------------- ----------

James A. Cunningham, Jr..............  $381,311      $  45,128    $426,439
Robert A. Wells......................   676,758         51,476     728,234
Charles F. Plungis, Jr...............   276,197        102,359     378,556
Michael P. Daly......................    92,743         62,334     155,077
Susan M. Santora.....................   145,133        162,377     307,510

Options Grants in Last Fiscal Year

     The following table lists all grants of options under the Stock-Based Incentive Plan to Messrs. Cunningham, Wells, Plungis and Daly and Ms. Santora for 2001 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.


                                                                                        Potential Realizable Value at
                              Number of      % of Total                                    Assumed Annual Rates of
                             Securities       Options                                      Stock Price Appreciation
                             Underlying      Granted to    Exercise or                          for Options (2)
                           Options Granted  Employees in   Base Price      Expiration   ----------------------------
           Name                (#)(1)       Fiscal Year    Per Share          Date            5%            10%
-------------------------- --------------- -------------- ------------  ---------------- ------------ -------------

James A. Cunningham, Jr...     138,127          23.7%       $16.75      January 30, 2011   $1,454,477    $3,687,991
Robert A. Wells...........      61,390          10.5         16.75      January 30, 2011      646,437     1,639,113
Charles F. Plungis, Jr....      15,348          2.6          16.75      January 30, 2011      161,614       409,792
Michael P. Daly...........      38,369          6.6          16.75      January 30, 2011      404,026     1,024,452
Susan M. Santora..........      23,021          3.9          16.75      January 30, 2011      242,411       614,661

(1) Options became exercisable in five equal annual installments commencing on January 30, 2002, provided however options become immediately exercisable upon a change in control or if the optionee terminates employment due to death or disability.

(2) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the common stock. It is important to note that options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's common stock would be approximately $27.28 and $43.45, respectively, as of the expiration date of the options.

Fiscal Year-End Option Values

     As  of  December  31,  2001,   none  of  the  stock  options  granted  were
exercisable. Consequently, no stock options were exercised by Messrs. Cunningham, Wells, Plungis, Daly and Ms. Santora during the 2001 fiscal year. The following table provides certain information with respect to the number and value of shares of common stock represented by outstanding options held by those individuals as of December 31, 2001.



                                                  Number of Securities                 Value of Unexercised
                                                 Underlying Unexercised                In-the-Money Options
                                             Options at Fiscal Year End (#)         at Fiscal Year End ($)(1)
                                            --------------------------------   ------------------------------------
Name                                         Exercisable     Unexercisable       Exercisable        Unexercisable
----                                        --------------  ----------------   ----------------   -----------------

James A. Cunningham, Jr...................       --             138,127             $--                $483,444
Robert A. Wells...........................       --              61,390              --                 214,865
Charles F. Plungis, Jr....................       --              15,348              --                  53,718
Michael P. Daly...........................       --              38,369              --                 134,291
Susan M. Santora..........................       --              23,021              --                  80,573

 -----------------------------------------

(1) Value of unexercisable in-the-money stock options equals the market value of shares covered by in-the- money options on December 31, 2001, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Other Retirement Arrangements

     Berkshire Bank maintains supplemental retirement arrangements with Messrs. Cunningham and Wells to provide them with an annual retirement benefit at age 60 equal to 70% of the average of the three consecutive years during which each of the executive's compensation is the highest. Benefits under the supplemental arrangements are reduced by the benefits the executives would receive under the 401(k) plan, social security and split-dollar life insurance arrangements under which the executives are entitled to share in the policy cash value at retirement.

     The reports of the Compensation Committee and the Audit Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Executive Compensation

     Compensation Committee Report on Executive Compensation. Under the rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information about the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and the other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     Compensation Practices and Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the Bank and are compensated by the Bank, as determined by the Compensation Committee of the Bank. The members of the Compensation Committee are four non-employee members of the Board of Directors. Mr. Cunningham, President and Chief Executive Officer of the Company and the Bank, provides analysis and recommendations as to executive compensation for members of the senior management team other than himself.

     The Company's executive compensation practices are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determination, the Compensation Committee utilized surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England Region of the United States. Salary increases are aimed at reflecting the overall performance of the Company and the Bank and the performance of the individual executive officer.

     All executive officers participate in the Bank's Incentive Compensation Plan (Bonus Plan). Factors included in determining a bonus include the Bank's financial performance as well as the individual performance of those participants. In addition, the named executive officers participate in other benefit plans available to all employees including, the 401(k) Plan and the employee stock ownership plan. In addition, executive officers participate in supplemental benefit plans as well as the Stock-Based Incentive Plan.

     The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain individual and Bank goals established at the beginning of the year which are adjusted as necessary. All decisions by the Compensation Committee relating to compensation affecting executive officers of the Bank are reviewed by the full Board of Directors.

     Chief Executive Compensation. The Chief Executive Officer's salary and bonus are determined by the Compensation Committee substantially in accordance with the policies described above relating to all executive officers of the Company and the Bank. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. In addition to the review of the Chief Executive's performance, the Compensation Committee established the total compensation for the Chief Executive Officer after reviewing an analysis of the Chief Executive Officer's base salary in comparison to other institutions selected by the Compensation Committee with specific considerations given to the level of the Bank's performance and operations in comparison to peer institutions which consisted primarily of similarly structured financial institutions operating in the New England Region of the United States.

            Catherine B. Miller                Corydon L. Thurston
            Raymond B. Murray, III             Ann H. Trabulsi

                             Audit Committee Report

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of four directors, each of whom is independent under American Stock Exchange listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with auditing principles generally accepted in the United States of America. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         Thomas R. Dawson                   Robert S. Raser
         A. Allen Gray                      William E. Williams

                             Stock Performance Graph

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Major Market Index, with the SNL $500 Million - $1 Billion Thrift Index and with the SNL $1 Billion - $5 Billion Thrift Index. The SNL $1Billion - $5 Billion Thrift Index has been included as a peer group index because of the increase in the Company's asset size during the 2001 fiscal year. The graph assumes that $100 was invested at the close of business on June 28, 2000, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.


                       [Graphic Stock Performance Graph]



                                                                                     Period Ended
                                                                    -----------------------------------------------
                                                                     6/28/00    12/31/00      6/30/01     12/31/01
                                                                    ---------   ---------    ---------   ----------

Berkshire Hills Bancorp, Inc......................................  $100.00     $128.78      $141.52      $169.52
The American Stock Exchange Major Market Index....................   100.00       95.91        85.34        95.35
The SNL $500 Million - $1 Billion Thrift Index....................   100.00      116.54       140.05       163.51
The SNL $1 Billion - $5 Billion Thrift Index......................   100.00      130.78       171.95       186.45

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2001.

                          Transactions with Management

     Federal regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     All loans made to the Company's and Bank's officers and directors are made on the same terms and conditions offered to the general public. Berkshire Bank's policy provides that all loans made by Berkshire Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

               Proposal 2 -- Ratification of Independent Auditors

     The Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2002 fiscal year, subject to ratification by stockholders. A representative of Wolf & Company P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

     The following table sets forth the fees billed to the Company for the fiscal year ending December 31, 2001 by Wolf & Company, P.C.:


           Audit fees....................................  $203,000
           Financial information systems design
             and implementation fees.....................        --
           All other fees*...............................    95,275

          -----------------------------------
          * Includes fees for tax-related services, consulting on establishment of a real estate investment trust and consulting on an investment in a software and data processing provider for financial institutions.

     The Audit Committee believes that the provision of non-audit services by Wolf & Company, P.C. are compatible with maintaining Wolf & Company, P.C.'s independence.

                                  Miscellaneous

     The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 14, 2002. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

     A copy of the Company's Form 10-K (without exhibits) for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission will be furnished without charge to all persons who were stockholders as of the close of business on March 14, 2002 upon written request to Rose A. Borotto, Corporate Secretary, Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201.

                              Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 annual meeting of stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 28, 2002. If such Annual Meeting is held on a date more than 30 calendar days from May 2, 2003, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                /s/ Rose A. Borotto
                                -------------------
                                Rose A. Borotto
                                Corporate Secretary

Pittsfield, Massachusetts
March 28, 2002

                                 REVOCABLE PROXY
                          BERKSHIRE HILLS BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 2, 2002
                              10:00 a.m. Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Berkshire Hills Bancorp, Inc. (the "Company"), consisting of Catherine B. Miller, Raymond
B. Murray, III, Corydon L. Thurston and Ann H. Trabulsi, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 2, 2002 at 10:00 a.m., local time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

          Thomas O. Andrews, A. Allen Gray, Catherine B. Miller, Michael G. Miller, Louis J. Oggiani and William E. Williams.

                                                            FOR ALL
          FOR                    WITHHOLD                   EXCEPT
          ---                    --------                   ------

         [ _ ]                    [ _ ]                     [ _ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


          2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2002.

          FOR                    AGAINST                  ABSTAIN
          ---                    -------                  -------

         [ _ ]                    [ _ ]                     [ _ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                              Dated:___________________________



                                              --------------------------------
                                              SIGNATURE OF SHAREHOLDER



                                              --------------------------------
                                              SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 28, 2002 and an Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   [LETTERHEAD-BERKSHIRE HILLS BANCORP, INC.]



Dear Stock Award Recipient:

     On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to First Bankers Trust Company (the "Incentive Plan Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 2, 2002. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Berkshire Hills Bancorp, Inc. Stockholders and a copy of the Company's Annual Report to Shareholders.

     As a recipient of a Stock Award under the Berkshire Hills Bancorp, Inc. 2001 Stock- Based Incentive Plan (the "Incentive Plan"), you are entitled to vote all shares of restricted Company common stock awarded to you under the Incentive Plan that are unvested as of March 14, 2002. The Incentive Plan Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

     In order to direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 22, 2002.

                                   Sincerely,



                                          /s/ James A. Cunningham, Jr.
                                          ----------------------------
                                          James A. Cunningham, Jr.
                                          President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

     I understand that First Bankers Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all restricted shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock awarded to me under the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan that have not yet vested. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 2, 2002.

      Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

     Thomas O. Andrews, A. Allen Gray, Catherine B. Miller, Michael G. Miller, Louis J. Oggiani and William E. Williams.

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

           [ _ ]                 [ _ ]                        [ _ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------
2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2002.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
           [ _ ]                     [ _ ]                   [ _ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                   PROPOSALS.

     The Incentive Plan Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.



---------------------                         ---------------------------------
            Date                                          Signature

Please date, sign and return this form in the enclosed envelope no later than April 22, 2002.

                   [LETTERHEAD-BERKSHIRE HILLS BANCORP, INC.]




Dear ESOP Participant:

      On behalf of the Board of Directors of Berkshire Hills Bancorp, Inc. (the "Company"), I am forwarding you the attached vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "ESOP Trustee") on the proposals to be presented at the Annual Meeting of Stockholders of Berkshire Hills Bancorp, Inc. to be held on May 2, 2002. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Berkshire Hills Bancorp, Inc. Stockholders and a copy of the Company's Annual Report to Stockholders.

      As a participant in the Berkshire Bank Employee Stock Ownership Plan (the "ESOP"), you are entitled to vote all shares of Company common stock allocated to your account as of March 14, 2002. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee by April 22, 2002. If you do not direct the ESOP Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

      In order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 22, 2002. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Berkshire Bank.

                                   Sincerely,



                                          /s/ James A. Cunningham, Jr.
                                          ----------------------------
                                          James A. Cunningham, Jr.
                                          President and Chief Executive Officer

                             VOTE AUTHORIZATION FORM

     I understand that Eastern Bank and Trust Company, the ESOP trustee, is the holder of record and custodian of all shares of Berkshire Hills Bancorp, Inc. (the "Company") common stock allocated to me under the Berkshire Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on May 2, 2002.

     Accordingly, please vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

     Thomas O. Andrews, A. Allen Gray, Catherine B. Miller, Michael G. Miller, Louis J. Oggiani and William E. Williams.

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

           [ _ ]                 [ _ ]                       [ _ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Berkshire Hills Bancorp, Inc. for the fiscal year ending December 31, 2002.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
           [ _ ]                     [ _ ]                   [ _ ]

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
                                  PROPOSALS.

      The ESOP Trustee is hereby authorized to vote any shares allocated to me as indicated above.



---------------------                         ---------------------------------
            Date                                         Signature



Please date, sign and return this form in the enclosed envelope no later than April 22, 2002.